UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 16, 2024

HECLA MINING COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-8491	77-0664171
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6500 North Mineral Drive, Suite 200
Coeur d'Alene, Idaho 83815-9408
(Address of principal executive offices) (Zip Code)

(208) 769-4100
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.25 per share	HL	New York Stock Exchange
Series B Cumulative Convertible Preferred Stock, par value $0.25 per share	HL-PB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 16, 2024, the Company announced the Board of Directors (“Board”) of Hecla Mining Company (the “Company”) had increased the size of the Board, and appointed Jill Satre as a Class III director (standing for election in 2025), to fill the resulting vacancy, effective October 16, 2024. Ms. Satre was also appointed to serve on the Audit Committee. She will be eligible to receive standard director and committee fees, and to receive grants under the Company’s Stock Plan for Nonemployee Directors, all as described under the caption “Compensation of Non-Management Directors” in the Company’s proxy statement from its 2024 Annual Meeting of Shareholders, which was filed with the Securities and Exchange Commission on April 4, 2024. The news release is attached hereto as Exhibit 99.1 to this Form 8-K.

There are no arrangements or understandings between Ms. Satre and any other person pursuant to which she was appointed to the Board, and there are no relationships between Ms. Satre and the Company that would require disclosure under Item 404(a) of Regulation S-K of the Exchange Securities Exchange Act of 1934, as amended.

Ms. Satre has been the Vice President Corporate Compliance & Internal Audit at TC Energy Corporation (a North American energy infrastructure company that operates pipelines, power generation facilities, and energy storage operations) since 2023. Prior to that, she was a Senior Manager – Partner at PricewaterhouseCoopers (“PwC”) in Calgary, Alberta, Canada, where she was the Chief Audit Executive for three organizations, from 2011 to 2023.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	News Release, dated October 16, 2024.*

104	Cover Page Interactive Data File (formatted as inline XBRL).

* Furnished herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HECLA MINING COMPANY

By:	/s/ David C. Sienko
David C. Sienko
Sr. Vice President and General Counsel

Dated: October 16, 2024

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